EX   99.1


                        AMENDMENT TO SUPPLIER AGREEMENT


     AMENDMENT dated as of February 28, 2010 to Supplier Agreement dated as of June 21, 2007 ("Original Agreement"), between LIVING DATA TECHNOLOGY CORPORATION, a New York corporation ("Living Data") and VASOMEDICAL, INC., a Delaware corporation ("Vasomedical").

                                R E C I T A L S:

     Living Data and Vasomedical, each having received benefits from the Original Agreement, now desire to amend and terminate the Original Agreement in a manner intended to permit Vasomedical to freely contract with the manufacturer of the Products so that Vasomedical may directly obtain the Products from the manufacturer, to terminate Vasomedical's purchase obligations under the Original Agreement, to terminate Living Data's supplier obligations under the Original Agreement and to provide for the payment in shares of common stock of Vasomedical for the systems previously identified that were agreed to be purchased by Vasomedical from Living Data on February 11, 2010.

     1. Purchase Price and Payment in Shares. The total purchase price for the systems agreed to be purchased on February 11, 2010 by Vasomedical from Living Data (collectively, the "Systems") is $469,450. The Systems have been sold by Living Data on an as-is basis without representation or warranty other than Living Data's ownership of the Systems free and clear of liens and encumbrances and its right to transfer ownership of the Systems to Vasomedical. Payment for the Systems shall be made by Vasomedical's issuance and delivery to Living Data of 7,824,167 shares of the common stock of Vasomedical (the "Securities"). The Securities are being issued as restricted securities in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The number of Securities is calculated based on the closing price of $.06 per share on February 11, 2010.

     2. Representations as to Accredited Investor and Purchase for Investment Status.

     2.1 Accredited Investor. Living Data is an "accredited investor" within the meaning of Rule 501(a) of Regulation D of the Securities and Exchange Commission, as presently in effect.

     2.2 Investment Representations. Living Data is acquiring the Securities for Living Data's own account for investment only and not with a view to, or for sale in connection with, a distribution of the Securities or its components and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Securities or its components, all within the meaning of the Securities Act and the rules and regulations thereunder and any applicable state securities or blue-sky laws and the rules and regulations thereunder.

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     2.3 Living  Data  acknowledges  to  Vasomedical  that  Living Data has been advised by Vasomedical that the Securities have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration.

     3. Vasomedical Representations as to Securities. Vasomedical represents that the Securities, upon issuance, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, security interests and restrictions, other than liens or security interests that might have been created or suffered by Living Data with respect to the Securities and restrictions imposed by the Securities Act, state securities laws or this Agreement.

     4. Delivery of Systems and Certificates Representing Securities. Vasomedical acknowledges that it has received delivery of the Systems from Living Data. Vasomedical shall cause its transfer agent to issue to Living Data certificates representing the Securities with a customary "restricted securities" legend within seven business days following the parties' execution of this Amendment. The Securities shall also be subject to customary "stop transfer" instructions to the transfer agent.

     5. Representations and Warranties of the Parties. Vasomedical and Living Data represent and warrant to the other as follows:

     5.1 Status. Each is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to execute, deliver and perform its obligations under this Amendment.

     5.2 Authority. Each has the corporate power and authority to execute and deliver this Amendment and to carry out its obligations hereunder. The execution, delivery and performance by each of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action and this Amendment constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     5.3 No Conflicts. The execution, delivery and performance of this Amendment and the other instruments and agreements to be executed, delivered and performed by such party pursuant hereto and the consummation of the transactions contemplated hereby and thereby by such party does not and will not with or without the giving of notice or the passage of time or both, violate or conflict

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with or result in a breach or  termination  of any provision of, or constitute a default under, the certificate of incorporation or the by-laws of such party or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which such party is a signatory or by which such party may be bound.

     6. Termination of Purchase and Supply Commitments. The execution and delivery of this Amendment shall cause the Term of the Original Agreement (as defined in Section 4.1 thereof) to end on the date of this Amendment, and terminate the parties respective undertakings, representations and warranties set forth in Articles 2, 3 and 5 of the Original Agreement, subject to the continuation of Living Data's warranties and agreements in Sections 2.5 and 2.7 for parts and systems shipped prior to the date hereof, other than the Systems. For the avoidance of doubt, Living Data shall have no obligation to maintain the insurance referred to in Section 2.10 of the Original Agreement beyond the date of this Amendment.

     7. Cooperation and Undertakings of Living Data. In order to facilitate Vasomedical's entry into agreements with the manufacturers of the Products providing for the sale and delivery to Vasomedical of such products and spare parts by such manufacturers (the "Objective"), Living Data shall make such introductions to the manufacturers and recommendations as to Vasomedical's commercial conduct as shall reasonably be requested by Vasomedical. Living Data, at Vasomedical's request, agrees that it shall participate in discussions with such manufacturers to assist Vasomedical in achieving the Objective. Living Data, if requested by Vasomedical, shall terminate any agreements with such manufacturers that preclude the Objective, and shall otherwise act in good faith and fully cooperate with Vasomedical in its efforts to achieve the Objective. The foregoing does not include Living Data undertaking financial responsibility for Vasomedical's performance of its financial obligations.

     8. Confirmation. Except as specifically amended hereby, the Original Agreement is confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                        LIVING DATA TECHNOLOGY CORPORATION


                        By: /s/ Simon Srybnik
                            ----------------------------------------------------
                                Simon Srybnik, President


                        VASOMEDICAL, INC.


                        By: /s/ Jun Ma
                            ----------------------------------------------------
                                Jun Ma, Chief Executive Officer